                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: July 18, 2000
                         CIT Equipment Collateral 2000-1


  A New York             Commission File                I.R.S. Employer
  Corporation            No. 0001114967                 No. 22-6846998



                          c/o AT&T Capital Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

ITEM 5. OTHER
                         CIT EQUIPMENT COLLATERAL 2000-1
                            MONTHLY SERVICING REPORT


                                                                   DETERMINATION DATE:     JULY 18, 2000
                                                                    COLLECTION PERIOD:     JUNE 30, 2000
                                                                         PAYMENT DATE:     JULY 20, 2000


I. AVAILABLE FUNDS

 A.  AVAILABLE PLEDGED REVENUES

      a.  Scheduled Payments Received                                                    $ 31,152,998.67
      b.  Liquidation Proceeds Allocated to Owner Trust                                        41,106.67
      c.  Required Payoff Amounts of Prepaid Contracts                                      3,992,018.24
      d.  Required Payoff Amounts of Purchased Contracts                                            0.00
      e.  Proceeds of Clean-up Call                                                                 0.00
      f.  Investment Earnings on Collection Account and Note Distribution Account                   0.00
      g.  Investment Earnings on Class A-2a Funding Account                                         0.00
                                                                                       -----------------
                                               TOTAL AVAILABLE PLEDGED REVENUES =        $ 35,186,123.58

 B.  DETERMINATION OF AVAILABLE FUNDS

      a.  Total Available Pledged Revenues                                               $ 35,186,123.58
      b.  Receipt from Class A-2 Swap Counterparty                                                  0.00
      c.  Receipt from Class A-3 Swap Counterparty                                                  0.00
      d.  Servicer Advances                                                                 4,672,347.89
      e.  Recoveries of  prior Servicer Advances                                           (4,212,000.36)
      f.  Withdrawls from the Class A Principal Account, including Investment Earnings              0.00
      g.  Withdrawal from Cash Collateral Account                                              88,024.41
                                                                                        ----------------
                                                          TOTAL AVAILABLE FUNDS =        $ 35,734,495.52


II. DISTRIBUTION AMOUNTS

 A.  COLLECTION ACCOUNT DISTRIBUTIONS



     1.  Servicing Fee                                                                  430,907.97

     2.  Class A-1 Note Interest Distribution                1,248,266.64
         Class A-1 Note Principal Distribution              29,286,697.83
                   Aggregate Class A-1 distribution                                  30,534,964.47

     3.  Class A-2a Note Interest Distribution                 798,564.93
         Class A-2a Note Principal Distribution                      0.00
                    Aggregate Class A-2a distribution                                   798,564.93

     4.  Class A-2b Note Interest Distribution                       0.00
         Class A-2b Note Principal Distribution                      0.00
                    Aggregate Class A-2b distribution                                         0.00

     5.  Class A-3 Note Interest Distribution                1,062,164.45
         Class A-3 Note Principal Distribution                       0.00
                   Aggregate Class A-3 distribution                                   1,062,164.45

     6.  Class A-4 Note Interest Distribution                  587,641.01
         Class A-4 Note Principal Distribution                       0.00
                   Aggregate Class A-4 distribution                                     587,641.01

     7.  Deposit to the Class A Principal Account                                             0.00

     8.  Class B Note Interest Distribution                     64,980.92
         Class B Note Principal Distribution                   467,340.92
                 Aggregate Class B distribution                                         532,321.84

     9.  Class C Note Interest Distribution                     87,675.41
         Class C Note Principal Distribution                   623,121.23
                 Aggregate Class C distribution                                         710,796.64

     10. Class D Note Interest Distribution                    116,201.52
         Class D Note Principal Distribution                   778,901.54
                 Aggregate Class D distribution                                         895,103.06

     11. Payment due to the Class A-2 Swap Counterparty                                  72,897.42

     12. Payment due to the Class A-3 Swap Counterparty                                 109,133.73

     13. Deposit to the Cash Collateral Account                                               0.00

     14. Amounts in accordance with the CCA Loan Agreement                                    0.00

     15. To the holder of the equity certificate                                              0.00


                                COLLECTION ACCOUNT DISTRIBUTIONS=                    35,734,495.52
                                                                               ===================




B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

       1.    Payment due on the Senior Loan                               76,348.48

       2.    Payment due on the Holdback                                 141,225.50

       3.    Payment to the Depositor                                          0.00
                                                                        -----------

                            CASH COLLATERAL ACCOUNT DISTRIBUTIONS =      217,573.98
                                                                        ===========





 III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


       ------------------------------------------------------------------------------------
        DISTRIBUTION                CLASS A-1       CLASS A-2a     CLASS A-3   CLASS A-4
          AMOUNTS                     NOTES           NOTES          NOTES       NOTES
       ------------------------------------------------------------------------------------

1.  Interest Due                    1,248,266.64   798,564.93   1,062,164.45   587,641.01
2   Interest Paid                   1,248,266.64   798,564.93   1,062,164.45   587,641.01
3   Interest Shortfall                      0.00         0.00           0.00         0.00
     ((1) minus (2))
4   Principal Paid                 29,286,697.83         0.00           0.00         0.00
5   Total Distribution Amount      30,534,964.47   798,564.93   1,062,164.45   587,641.01
     ((2) plus (4))




       -----------------------------------------------------------------------------------------------------
       DISTRIBUTION                    CLASS B      CLASS C       CLASS D     TOTAL OFFERED    CLASS A-2b
         AMOUNTS                        NOTES        NOTES         NOTES          NOTES          NOTES
       -----------------------------------------------------------------------------------------------------
1.  Interest Due                       64,980.92    87,675.41     116,201.52    3,965,494.88     0.00
2   Interest Paid                      64,980.92    87,675.41     116,201.52    3,965,494.88     0.00
3   Interest Shortfall                      0.00         0.00           0.00            0.00     0.00
     ((1) minus (2))
4   Principal Paid                    467,340.92   623,121.23     778,901.54   31,156,061.52     0.00
5   Total Distribution Amount         532,321.84   710,796.64     895,103.06   35,121,556.40     0.00
     ((2) plus (4))


V.   INFORMATION REGARDING THE SECURITIES

   A    SUMMARY OF BALANCE INFORMATION


     ------------------------------------------------------------------------------------------------
                        APPLICABLE PRINCIPAL BALANCE CLASS FACTOR  PRINCIPAL BALANCE   CLASS FACTOR
      CLASS              COUPON         JUL-00         JUL-00          JUN-00            JUN-00
                         RATE       PAYMENT DATE    PAYMENT DATE    PAYMENT DATE      PAYMENT DATE
     ------------------------------------------------------------------------------------------------
a    Class A-1 Notes    6.7230%     193,517,797.56    0.67058       222,804,495.38        0.77206
b    Class A-2a Notes   6.6413%     144,291,800.00    1.00000       144,291,800.00        1.00000
c    Class A-3 Notes    6.7813%     187,959,055.00    1.00000       187,959,055.00        1.00000
d    Class A-4 Notes    7.5800%      93,030,239.00    1.00000        93,030,239.00        1.00000
e    Class B Notes      7.5400%       9,874,450.40    0.86683        10,341,791.32        0.90785
f    Class C Notes      7.6300%      13,165,933.86    0.86683        13,789,055.09        0.90785
g    Class D Notes      8.0900%      16,457,417.33    0.86683        17,236,318.87        0.90785

h         TOTAL OFFERED NOTES       658,296,693.14                  689,452,754.66

i    Class A-2b Notes               144,291,800.00

j         ONE - MONTH LIBOR RATE            6.6513%



 B    Other Information


 ---------------------------------------------------------------------------

                          SCHEDULED                          SCHEDULED
                      PRINCIPAL BALANCE                  PRINCIPAL BALANCE
    CLASS                 JUL-00                              JUN-00
                         PAYMENT DATE                        PAYMENT DATE

 ---------------------------------------------------------------------------
Class A-1 Notes      205,576,575.00                      231,491,950.00




 -------------------------------------------------------------------------------------------

                              TARGET           CLASS          TARGET            CLASS
               CLASS     PRINCIPAL AMOUNT      FLOOR      PRINCIPAL AMOUNT       FLOOR
   CLASS     PERCENTAGE       JUL-00           JUL-00         JUN-00            JUN-00
                           PAYMENT DATE     PAYMENT DATE   PAYMENT DATE      PAYMENT DATE

 -------------------------------------------------------------------------------------------
Class A      94.00%      618,798,891.55                   648,085,589.38
Class B       1.50%        9,874,450.40          0.00      10,341,791.32        0.00
Class C       2.00%       13,165,933.86          0.00      13,789,055.09        0.00
Class D       2.50%       16,457,417.33          0.00      17,236,318.87        0.00

 V. PRINCIPAL

   A.  MONTHLY PRINCIPAL AMOUNT


     1.    Principal Balance of Notes and Equity Certificates                   689,452,754.66
           (End of Prior Collection Period)
     2.    Contract Pool Principal Balance (End of Collection Period)           658,296,693.14
                                                                               ---------------

                                           Total monthly principal amount        31,156,061.52



VI. CONTRACT POOL DATA

    A.  CONTRACT POOL CHARACTERISTICS


                                         -------------------------------------------------------
                                             ORIGINAL          JUL-00             JUN-00
                                               POOL         PAYMENT DATE       PAYMENT DATE
                                         -------------------------------------------------------

1     a. Contract Pool Balance             759,430,525.00   658,296,693.14   759,430,525.00
      b.  No of Contracts                          79,033           73,699           79,033

2     Weighted Average Remaining Term               39.70             39.0             39.5

3     Weighted Average Original Term                53.3



 B.  DELINQUENCY INFORMATION

                                         -------------------------------------------------------------------
                                              % OF       % OF AGGREGATE      NO. OF
                                                        REQUIRED PAYOFF                AGGREGATE REQUIRED
                                            CONTRACTS       AMOUNT          ACCOUNTS     PAYOFF AMOUNTS
                                         -------------------------------------------------------------------

1     Current                               92.02%        93.07%           67,816       622,847,671.44
      31-60 days                             4.32%         3.66%            3,181        24,486,823.47
      61-90 days                             2.15%         1.74%            1,583        11,666,987.03
      91-120 days                            0.98%         0.91%              723         6,080,193.98
      120+ days                              0.54%         0.62%              396         4,118,522.16

                     Total Delinquency      100.0%        100.0%           73,699       669,200,198.08


2.    Delinquent Scheduled Payments:

      Beginning of Collection Period                                10,443,157.41
      End of Collection Period                                      10,903,504.94
                                                                   --------------
                   Change in Delinquent Scheduled Payments             460,347.53


C.  DEFAULTED CONTRACT INFORMATION


1.    Required Payoff Amount on Defaulted Contracts                    342,811.56
2.    Liquidation Proceeds received                                     41,106.67
                                                                     ------------
3.    Current Liquidation Loss Amount                                  301,704.89

4.    Cumulative Liquidation Losses to date                            709,788.06

                                    % of Initial Contracts                  0.170%
                        % of Initial Contract Pool Balance                  0.093%


 VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT


 A.  CASH COLLATERAL ACCOUNT

  1  Opening Cash Collateral Account                                41,768,678.88

  2  Deposit from the Collateral Account                                     0.00

  3  Withdrawls from the Cash Collateral Account                       (88,024.41)

  4  Available amount                                               41,680,654.47

  5  Required Cash Collateral Collateral Account Amount             41,768,678.88

  6  Cash Collateral Account Surplus/(Shortfall)                             0.00

  7  Release of Cash Collateral Surplus                                (88,024.40)

  8  Ending Cash Collateral Account                                 41,680,654.47





B.  CASH COLLATERAL ACCOUNT LOANS


  1 Available Funds
        a.  Excess Spread from Collection Account                            0.00
        b.  Investment Earnings                                        217,573.98

        Total Available Funds                                          217,573.98

  2 Distribution of Available Funds
        a.  Senior Loan Interest                                        76,348.48
        b.  Senior Loan Principal                                            0.00
        c.  Holdback Amount Interest                                   141,225.50
        d. Holdback Amount Principal                                         0.00
        e. Remainder to the Depositor                                        0.00

  3 Distribution of CCA Surplus:
        a.  Senior Loan Principal                                            0.00
        b. Holdback Amount Principal                                         0.00
              Total Distribution of Surplus                                  0.00

  4 Summary of Balance and Rate Information
        Applicable Rates for the Interest Period:
        a.  Libor Rate for the Interest Period                 6.6513%
        b.  Senior Loan Interest Rate                          9.6513%
        c.  Holdback Amount Interest Rate                     11.9013%




   -------------------------------------------------------------------------
                                         JUL-00               JUN-00
                 ITEM                 PAYMENT DATE         PAYMENT DATE
   -------------------------------------------------------------------------

   a.  Senior Loan                  9,492,881.56            9,492,881.56
   b.  Holdback Amount             32,275,797.31           32,275,797.31


 VIII. MISCELLANEOUS INFORMATION

 A.  SERVICER ADVANCE BALANCE


  1.    Opening Servicer Advance Balance                                             10,443,157.41
  2.    Current Period Servicer Advance                                               4,672,347.89
  3.    Recoveries of prior Servicer Advances                                        -4,212,000.36
                                                                                   ---------------
  4.    Ending Servicer Advance Balance                                              10,903,504.94


 B.  CLASS A-2a FUNDING ACCOUNT

  1.    Opening Class A-2a Funding Account                                          144,291,800.00

  2.    Monthly Accrued Interest                                                        793,604.90

  2.    Investment Earnings                                                                   0.00

  3.    Withdrawal to the Collection Account                                                  0.00

  4.    Distribution to Class A-2a on Stated Maturity Date                                    0.00
                                                                                  ---------------

  5.    Ending Class A-2a Funding Account                                           144,291,800.00


 C.  CLASS A PRINCIPAL ACCOUNT

  1.    Opening Class A Principal Account                                                     0.00

  2.    Investment Earnings                                                                   0.00

  3.    Withdrawls to the Collection Account                                                  0.00

  4.    Deposits                                                                              0.00
                                                                                   ---------------

  5.    Ending Class A Principal Account                                                      0.00


 D.  OTHER RELATED INFORMATION

  1.    Discount Rate                                                                       8.1540%

  2.    Life to Date Prepayment (CPR)                                                         10.3%

  3.    Life to Date Substitutions:

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (The "Servicer") under the Pooling and Servicing Agreement, dated as of
   April 1, 2000 (the "Pooling and Servicing Agreement"), among CIT Equipment Collateral 2000-1, NTC Funding Company LLC, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on July 20, 2000


                This Certificate shall constitute the Servicer's
 Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing
                                    Agreement.

                            AT&T CAPITAL CORPORATION

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer